Exhibit 10.2

SERVICE AGREEMENT NO.	79133
CONTROL NO.	2004-06-05-0006
SST SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 1st day of November, 2004, by and between:
Columbia Gas Transmission Corporation
(“Transporter”)
AND
UGI Utilities Inc.
(“Shipper)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.
Section 2. Term. Service under this Agreement shall commence as of April 1, 2005, and shall continue in full force and effect until October 31, 2014. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO.	79133
CONTROL NO.	2004-06-05-0006
SST SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Customer Services and notices to Shipper shall be addressed to it at:
UGI Utilities Inc.
P. O. Box 12677
Reading, PA 19612-2677
ATTN: Timothy Oaks
until changed by either party by written notice.

SERVICE AGREEMENT NO.	79133
CONTROL NO.	2004-06-05-0006
SST SERVICE AGREEMENT
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

UGI Utilities Inc.

By:	/s/ David W. Trego

	Name:	David W. Trego
	Title:	President & CEO UGI Utilities, Inc.
Date: 11/1/04

Columbia Gas Transmission Corporation

By:	/s/ T. N. Brasselle

	Name:	T. N. Brasselle
	Title:	MGR Customer Services
Date: NOV 04 2004

Revision No.	0
Control No.	2004-06-05-0006

Appendix B to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
Superceded Agreements:

SST	38022
SST	49884
SST	77372

Revision No.	1
Control No.	2004-06-18-0013

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
October through March Transportation Demand 79,859 Dth/Day
April through September Transportation Demand 39,930 Dth/Day
Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling Point		Quantity
Point No.	Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	79,859

Revision No.	1
Control No.	2004-06-18-0013

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
Primary Delivery Points

				Maximum			Minimum
				Daily Delivery	Design Daily		Delivery
Scheduling	Scheduling Point	Measuring	Measuring Point	Obligation	Quantity	Aggregate	Pressure	Hourly Flowrate
Point No.	Name	Point No.	Name	(Dth/day) 1/	(Dth/day) 1/	Daily Quantity 1/	Obligation (psig) 1/	(Dth/hour) 1/
72-23	UGI CORP-23	72-23		43,137
72-25	UGI CORP-25	72-25		36,722

Revision No.	1
Control No.	2004-06-18-0013

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
1/	Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Revision No.	1
Control No.	2004-06-18-0013

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

And (Shipper)	UGI Utilities Inc.
The Master List of interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.
☑ Yes ☐ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 1 shall be effective from November 1, 2004 through March 31, 2012.
☐ Yes ☑ No (Check applicable blank) This Appendix A, Revision No. _____ shall cancel and supersede the previous Appendix A, Revision No. _____ effective as of                     , 20_____, to the Service Agreement referenced above.
☑ Yes ☐ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, and/or ADQs, and/or DDQs, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 2 with Shipper, which for such points set forth are incorporated herein by reference.
With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect.
UGI Utilities, Inc.

By:	/s/ David W. Trego Name: David W. Trego
Title: President & CEO
UGI Utilities, Inc.
Date: 11/1/04
Columbia Gas Transmission Corporation

By:	/s/ T. N. Brasselle Name: T. N. Brasselle
Title: MGR Customer Services
Date: NOV 04 2004

Revision No. 2
Control No. 2004-09-30-0012

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
October through March Transportation Demand 14,008 Dth/Day
April through September Transportation Demand 7,004 Dth/Day
Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling Point		Quantity
Point No.	Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	14,008

Revision No. 2
Control No. 2004-09-30-0012

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
Primary Delivery Points

							Minimum
				Maximum			Delivery
				Daily Delivery	Design Daily		Pressure
Scheduling	Scheduling Point	Measuring	Measuring Point	Obligation	Quantity	Aggregate	Obligation (psig)	Hourly Flowrate
Point No.	Name	Point No.	Name	(Dth/day)1/	(Dth/day)1/	Daily Quantity 1/	1/	(Dth/hour) 1/
72-23	UGI CORP-23	600012	ROSEDALE	6,170		FN02	100	FN01
72-23	UGI CORP-23	600013	TATAMY	7,800		FN02	400	FN01
72-23	UGI CORP-23	600018	BOYERTOWN	4,050		FN02	400	FN01
72-25	UGI CORP-25	600019	MILLWAY	15,376			400	FN01
72-23	UGI CORP-23	600020	BIRDSBORO	22,340		FN02	400	FN01
72-23	UGI CORP-23	600021	TEMPLE	20,811		FN02		FN01
72-23	UGI CORP-23	600023	BALLY	11,000		FN02		FN01
72-25	UGI CORP-25	600030	HARRISBURG	30,005			400	FN01
72-23	UGI CORP-23	600032	DAUPHIN	20,811		FN02		FN01
72-25	UGI CORP-25	600033	MT. JOY	1,686			100	FN01
72-25	UGI CORP-25	600036	LITITZ	2,976			300	FN01
72-25	UGI CORP-25	600037	MANHEIM	1,488			150	FN01
72-25	UGI CORP-25	600038	NEW HOLLAND	22,356			200	FN01
72-25	UGI CORP-25	603470	MARIETTA	13,800			400	FN01
72-25	UGI CORP-25	604626	LOCUST POINT	27,700			500	FN01
72-25	UGI CORP-25	630112	UGI Morgantown	2,500			60	FN01
C23	PENNSBURG-23	631929	PENNSBURG(74-000577)	0		FN02		FN01
C22	EAGLE-25	632170	EAGLE C.S.(74-000011)	0		FN02		FN01
72-23	UGI CORP-23	637254	ALLENTOWN	85,000		FN02	430	FN01

Revision No. 2
Control No. 2004-09-30-0012

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.
1/	Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

FN01	Transporter’s historic practice of providing Shipper flexibility in meeting the hourly variations in its requirements at city-gate delivery points under its service agreements, within the daily firm obligations set forth in Shipper’s contracts, will continue unless it becomes inconsistent with the terms of Transporter’s FERC Gas Tariff, as that Tariff may be changed from time to time, or unless Transporter issues an operational flow order (“OFO”) limiting hourly deliveries in the manner described herein. If such an OFO is issued, Shipper will be entitled to receive hourly deliveries of 110% of 1/24th of the quantity of gas scheduled on a Gas Day, or such higher quantity as may be specified in the OFO, at its primary delivery points during any five hours falling between 5 a.m. and 9 a.m. eastern clock time or between 5 p.m. and 9 p.m. eastern clock time, respectively, as determined by Shipper (the “Hourly Flow Rate”). Notwithstanding the foregoing, Transporter may issue an OFO directed at Shipper’s delivery points and requiring a lower Hourly Flow Rate based upon the occurrence of an event specified in Section 17 of the General Terms and Conditions of Transporter’s FERC Gas Tariff that materially affects Transporter’s ability to serve Market Areas 23 and/or 25 and requiring the issuance of an OFO specifically limiting the Hourly Flow Rate to Shipper. Transporter reserves the right, if operationally necessary, to require that Shipper take its Hourly Flow Rate at its citygate delivery points on a pro rata basis based on the MDDOs at those delivery points.

FN02	Measuring Point Nos. 600021, 600023, 600032, 631929, and 632170 (Group No. 1) are in the Texas Eastern Directs Aggregate Area and the Line 1278 North Aggregate Area.

Measuring Point Nos. 600012, 600013, 600018, 600020, and 637254 (Group No. 2) are in the Line 1278 North Aggregate Area.

Unless station specific MDDOs are specified in a separate firm service agreement between Transporter and Shipper, Transporter’s Aggregate Maximum Daily Delivery Obligation, under this and any other service agreement between Transporter and Shipper, at the stations listed above shall not exceed the MDDO quantities set forth above for each station. In addition, Transporter shall not be obligated on any day to deliver more than the Aggregate Daily Quantities (ADQ) listed below in the Aggregate Areas listed below. The stations in Group Nos. 1 or 2 are in the Aggregate Areas set forth in greater detail below. Any station specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive both to the individual station MDDOs set forth herein and to any applicable Aggregate Daily Quantity set forth below.

Revision No. 2
Control No. 2004-09-30-0012

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	UGI Utilities Inc.

Group		Aggregate
No.	Aggregate Area Name	Daily Quantity

1	Texas Eastern Directs Aggregate Area (From November 1 – March 31)	20,811 DTH/D

1	Texas Eastern Directs Aggregate Area (From April 1 – October 31)	22,524 DTH/D

1 + 2	ADQ For Aggregate Area Group Nos. 1 and 2	100,000 DTH/D

Revision No. 2
Control No. 2004-09-30-12

Appendix A to Service Agreement No.	79133

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

And (Shipper)	UGI Utilities Inc.
The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.
☑ Yes ☐ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 2 shall be effective from November 1, 2004 through October 31, 2014.
☐ Yes ☑ No (Check applicable blank) This Appendix A, Revision No. _____ shall cancel and supersede the previous Appendix A, Revision No. _____ effective as of                     , 20__, to the Service Agreement referenced above.
☐ Yes ☑ No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDOs, and/or ADQs, and/or DDQs, as applicable, set forth in Transporter’s currently effective Rate Schedule ____ Appendix A, Revision No. ___ with Shipper, which for such points set forth are incorporated herein by reference.
With the exception of this Appendix A, Revision No. 2 all other terms and conditions of said Service Agreement shall remain in full force and effect.

UGI Utilities, Inc.
By:	/s/ David W. Trego
	Name:	David W. Trego
	Title:	President & CEO UGI Utilities, Inc.
	Date:	11/1/04

Columbia Gas Transmission Corporation
By:	/s/ T. N. Brasselle
	Name:	T. N. Brasselle
	Title:	MGR Customer Services
	Date:	Nov 04 2004